1 Second Quarter 2025 Earnings Conference Call July 22, 2025

1 Statements in this presentation which are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”), Peoples’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and Peoples’ earnings release for the quarter ended June 30, 2025 (the “Second Quarter Earnings Release”), included in Peoples’ current report on Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on July 22, 2025, each of which is available on the SEC’s website (sec.gov) or at Peoples’ website (peoplesbancorp.com). Peoples expects to file its quarterly report on Form 10-Q for the quarter ended June 30, 2025 (the “Second Quarter Form 10-Q”) with the SEC on or about July 31, 2025. As required by U.S. generally excepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of its June 30, 2025, consolidated financial statements as part of its Second Quarter Form 10-Q. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and/or to revise its financial information from that which is contained in this presentation. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2024 Form 10-K under the section “Risk Factors” in Part I, Item 1A and in the Second Quarter Earning Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. Safe Harbor Statement

2 This presentation contains financial information and performance measures determined by methods other than those in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). Management uses these “non-US GAAP” financial measures in its analysis of Peoples’ performance and the efficiency of its operations. Management believes that these non-US GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods and peers. These disclosures should not be viewed as substitutes for financial measures determined in accordance with US GAAP, nor are they necessarily comparable to non-US GAAP performance measures that may be presented by other companies. A reconciliation of these non-US GAAP financial measures to the most directly comparable US GAAP financial measures is included under the caption “Non-US GAAP Financial Measures (Unaudited)” at the end of the Second Quarter Earnings Release. Use of Non-US GAAP Financial Measures

3 • Annualized loan growth of 11% • Annualized net charge-off rate declined to 43 basis points, with lower leasing charge-offs • The allowance for credit losses grew to 1.13% of total loans • Book value per share grew 1%, while tangible book value per share increased 2%, to $32.33 and $21.18, respectively • Tangible equity to tangible assets was stable at 8.26% Net income was $21.2 million, or $0.59 of diluted earnings per share (“EPS”) – Impacted by higher provision for credit losses (see slide 8) – Net interest income increased over $2 million, and net interest margin expanded 3 basis points – Excluding accretion income, net interest margin expanded 8 basis points – Stable fee-based income, impacted by annual recognition of performance-based insurance commissions during the first quarter – Non-interest expenses declined and were within guided range – Pre-provision net revenue exceeded consensus estimates Second Quarter 2025 Financial Highlights

4 Loans Balances by Segment (As of Most Recent Quarter-End) 29% 11% 23% 10% 22% 5% Consumer loans Owner occupied commercial real estate Non-owner occupied commercial real estate Specialty finance Commercial and industrial Construction Loan Balances and Yields (Dollars in billions) $1.69 $1.59 $1.56 $1.51 $1.47 $4.64 $4.69 $4.80 $4.92 $5.13 7.16% 7.27% 7.01% 6.77% 6.71% Acquired loans and leases Originated loans and leases Quarterly loan yield 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 – Total loan balances grew 11% annualized compared to March 31, 2025 – At June 30, 2025, 46% of loans were fixed rate, with the remaining 54% at a variable rate Loan Balances by Segment

5 North Star Leasing 1.54% 1.65% 1.32% 4.08% 6.95% 13.35% 11.97% 11.51% 14.43% 14.49% 14.69% 14.35% 13.99% 14.24% 13.80% 14.14% Net Charge-Off Rate Net Yield 2022 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 – While our North Star Leasing business has experienced higher net charge-off levels, the risk-adjusted return is still within our appetite, and also provides a diversified revenue stream – Net charge-off rates have been declining since the peak in the fourth quarter of 2024 – The historical average net charge-off rate for North Star Leasing in 2019 and prior years was between 4% and 5%, and we believe stimulus funds contributed to a lower net charge- off rate in 2022 and 2023 – The North Star portfolio origination yield (before accounting adjustments) is around 20% – The return on assets for North Star Leasing for each of the full years of 2024 and 2023 was over 6% – North Star Leasing balances comprised only 2% of Peoples’ total loan portfolio at June 30, 2025 North Star Leasing North Star Leasing by Segment (As of Most Recent Quarter-End) 21% 13% 10% 9%8% 6% 33% Restaurant Titled - Vocational TItled - Trucking/Trailer/Fleet Brewery/Distillery Heavy Equipment Manufacturing - Production Other

6 High Balance Accounts (dollars in thousands) $11,076 $8,505 $7,586 $8,185 $1,328 $318 $— $— $— High balance account outstanding balances High balance account new production 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 – High balance accounts consist of leasing relationships in excess of $300,000 in aggregated balances North Star Leasing (High Balance Accounts) We have significantly reduced our exposure to high balance small-ticket leasing accounts – The portfolio declined more than 50% in the last year – We stopped originating new high balance small- ticket leases in mid-2024 – We booked an additional $2.5 million of provision related to our small-ticket leasing business during the second quarter of 2025, as we believe we will have charge-offs during the second half of 2025 that will be higher than initially expected At June 30, 2025, our small-ticket lease balances comprised 2% of our total loan balances

7 Asset Quality Metrics 3.79% 3.79% 3.80% 3.52% 3.70% 1.90% 2.12% 2.03% 1.93% 1.89% 1.05% 1.06% 1.00% 1.01% 1.13% 0.53% 0.76% 0.53% 0.50% 0.49% Criticized loans as a % of total loans Classified loans as a % of total loans Allowance for credit losses as a % of total loans Nonperforming assets as a % of total assets 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 The allowance for credit losses grew to 1.13% of loans – Our annualized net charge-off rate declined to 43 basis points compared to 52 basis points for the linked quarter – Nonperforming assets declined compared to March 31st – Criticized loans increased $18 million due to one commercial relationship, and we are optimistic that we will exit this credit with little loss exposure Asset Quality Quarterly Net Charge-Off Rate (Annualized) 0.27% 0.38% 0.61% 0.52% 0.43% 0.14% 0.16% 0.13% 0.18% 0.14% Total net charge-off rate Net charge-off rate, excluding North Star Leasing 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025

8 Net Charge-Offs (dollars in thousands) 2,205 3,733 6,656 5,403 4,8382,028 2,351 2,930 2,718 2,126 Small-ticket leasing net charge-offs All other net charge-offs 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 — 5,000 10,000 Provision for credit losses grew compared to the linked quarter – Net charge-offs have been heavily impacted in recent quarters by small-ticket leasing – Excluding small-ticket leasing, net charge-offs have been stable – North Star Leasing contributed nearly $11 million of the second quarter provision for credit losses Provision for Credit Losses and Net Charge-Offs 2Q 2025 Provision for Credit Losses (dollars in millions) $7.0 $3.8 $2.5 $2.3 $1.0 Net charge-offs Individually-analyzed loan reserves Reserves for small-ticket leasing Periodic refresh of loss drivers Deterioration in macro-economic conditions and loan growth

9 Net interest income grew over $2 million compared to the linked quarter, and net interest margin expanded 3 basis points – Accretion income declined $0.9 million – Accretion income added 12 basis points to net interest margin, compared to 17 basis points for the linked quarter – Excluding accretion income, net interest margin expanded 8 basis points – Deposit costs declined 10 basis points, while borrowings costs decreased 23 basis points from the linked quarter Net Interest Income (Dollars in Thousands) $86,613 $85,255 $87,577 $173,253 $172,832 2Q 2024 1Q 2025 2Q 2025 YTD 2024 YTD 2025 Quarterly Net Interest Margin ("NIM") 4.70% 4.44% 4.26% 4.18% 4.27% 4.15% 4.12% 4.15% 0.52% 0.47% 0.32% 0.28% 0.39% 0.23% 0.17% 0.12% Net interest margin Accretion impact 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Accretion Income (Dollars in Thousands) $5,754 $3,481 $2,592 $12,253 $6,073 2Q 2024 1Q 2025 2Q 2025 YTD 2024 YTD 2025 Net Interest Income

10 Non-interest income, excluding gains and losses, declined 1% compared to the linked quarter – Reduction compared to the linked quarter was driven by performance-based insurance commissions that are recognized annually in the first quarter of each year that totaled $1.5 million – This was partially offset by higher lease income, electronic banking income, trust and investment, and commercial loan swap fee income For the first half of 2025, non-interest income, excluding gains and losses, grew $4 million, or 8%, compared to 2024 – The improvement was mostly due to higher lease income and commercial loan swap fee income Non-Interest Income (Dollars in Thousands) $23,704 $27,099 $26,880 $49,483 $53,979 2Q 2024 1Q 2025 2Q 2025 YTD 2024 YTD 2025 Non-Interest Income

11 Non-interest expense declined compared to the linked quarter, and was within the guided range – The majority of the reduction was in salaries and employee benefit costs, which were higher in the linked quarter due to additional costs related to stock-based compensation expense and employer health savings account contributions recorded during the first quarter of each year – The decrease was partially offset by higher professional fees, and data processing and software expense For the first half of 2025, non-interest expense grew 3%, compared to 2024 – The increase was due to higher salaries and employee benefit costs, data processing and software expenses, and professional fees – These were partially offset by lower amortization of other intangible assets, other expense, and net occupancy and equipment expense Non-Interest Expense (Dollars in Thousands) $68,758 $70,787 $70,362 $137,223 $141,149 2Q 2024 1Q 2025 2Q 2025 YTD 2024 YTD 2025 Efficiency Ratio 59.2% 60.7% 59.3% 58.6% 60.0% 2Q 2024 1Q 2025 2Q 2025 YTD 2024 YTD 2025 Non-Interest Expense

12 Deposit Balances by Segment (As of Most Recent Quarter-End) 20% 14% 26% 12% 10% 12% 6% Non-interest-bearing deposits Interest-bearing demand accounts Retail certificates of deposit Money market deposit accounts Governmental deposit accounts Savings accounts Brokered deposits Deposit Balances and Costs (Dollars in billions) $1.47 $1.45 $1.51 $1.53 $1.53 $5.83 $6.03 $6.08 $6.21 $6.11 1.94% 2.02% 1.96% 1.84% 1.76% Non-interest-bearing deposits Interest-bearing deposits Quarterly deposit cost 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 Second quarter 2025 deposits declined $81 million, or 1%, compared to the linked quarter, excluding brokered CDs – Seasonal declines in governmental deposits, coupled with money market and interest-bearing checking decreases drove the decline – Our brokered CDs declined $16 million, and are used as a lower-cost funding source as compared to Federal Home Loan Bank advances At June 30, 2025, 78% of our deposits were to retail customers (comprised of consumers and small businesses), while the remaining 22% were to commercial customers – Our average retail customer deposit relationship was $23,000 at quarter-end, while our median was around $2,300 Deposits

13 Capital Metrics 11.74% 11.80% 11.95% 12.10% 11.95% 12.18% 12.24% 12.39% 12.54% 12.39% 13.44% 13.42% 13.58% 13.75% 13.71% 9.29% 9.59% 9.73% 9.80% 9.83% 7.61% 8.25% 8.01% 8.34% 8.26% Common equity tier 1 capital ratio Tier 1 risk-based capital ratio Total risk-based capital ratio Leverage ratio Tangible equity to tangible assets 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 Most of our regulatory capital ratios declined compared to the linked quarter-end, as earnings (net of dividends) did not outpace increases in risk-weighted assets due to loan growth Our tangible equity to tangible assets was stable compared to March 31, 2025 Capital

14 A high level look at our expectations for 2025, excluding non-core expenses: Operating Leverage – Expect to generate positive operating leverage for 2025, compared to 2024 Net Interest Income – Assuming three 25 basis point rate reductions by the Federal Reserve in the second half of 2025, we anticipate our full year net interest margin to be between 4.00% and 4.20% – We continue to be in a relatively neutral position, and expect declines in interest rates will have a minor impact to our net interest margin Non-Interest Income Excluding Gains and Losses – Expect growth in the mid single-digit percentages compared to 2024 results Non-Interest Expense – Anticipate quarterly non-interest expense of between $69 to $71 million for the third and fourth quarters of 2025 Loans/Asset Quality – Expect loan growth will be between 4% and 6% for the full year of 2025, compared to 2024 – Believe small-ticket leasing net charge-offs will plateau over the last two quarters of 2025 – We will continue to evaluate delinquency trends and remaining exposure of high balance accounts for expectations as we get closer to 2026 – Anticipate a decline in our provision for credit losses over the next two quarters, compared to the second quarter, excluding any negative impacts to the economic forecasts 2025 Outlook